Exhibit 4

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Class A Common Stock of Vertiv Holdings Co (f/k/a GS Acquisition Holdings Corp) beneficially owned by each of them of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13D.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 20th day of February 2020.

VPE HOLDINGS, LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President

VERTIV JV HOLDINGS, LLC

By: PLATINUM EQUITY PARTNERS IV, L.P., its manager

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President

PE VERTIV HOLDINGS, LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President

PLATINUM EQUITY INVESTMENT HOLDINGS III, LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

PLATINUM EQUITY INVESTCO, L.P.

By: PLATINUM EQUITY INVESTMENT HOLDINGS IC (CAYMAN), LLC, its general partner

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President

PLATINUM EQUITY INVESTMENT HOLDINGS IC (CAYMAN), LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President

PLATINUM INVESTCO (CAYMAN), LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President

PLATINUM EQUITY INVESTMENT HOLDINGS, LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Vice President and Treasurer

PLATINUM EQUITY INVESTMENT HOLDINGS III MANAGER, LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: President

PLATINUM EQUITY, LLC

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Executive Vice President, Chief Financial Officer

TOM GORES

By:	/s/ Mary Ann Sigler
Name: Mary Ann Sigler
Title: Attorney-in-Fact